10 ACQUISITION OF SWISS POST IRELAND: Schedule of fair value of the net assets of Swiss Post Ireland (Tables)	12 Months Ended
Dec. 31, 2017
Tables/Schedules
Schedule of fair value of the net assets of Swiss Post Ireland

The fair value of the net assets of Swiss Post Ireland prior to closing was as follows:

Cash	$69,300
Receivables	276,443
Prepaid expenses	13,252
Computer equipment	1,465
Accounts payable and accrued liabilities	(104,065)
$256,395